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                           HIGHMARK MUTUAL FUND GROUP

                                The Growth Fund
                           The Income and Growth Fund
                             The Income Equity Fund
                               The Balanced Fund
                                 The Bond Fund
                            The Government Bond Fund
                        The Diversified Obligations Fund
                      The U.S. Government Obligations Fund
                    The 100% U.S. Treasury Obligations Fund
                          The California Tax-Free Fund
                               The Tax-Free Fund



                       Supplement dated April 1, 1996 to
                       Prospectus dated December 1, 1995


    The merger described in the section of the prospectus entitled "SERVICE ARRANGEMENTS -- Investment Adviser" was consummated on April 1, 1996. Shareholders of each Fund approved a new investment advisory agreement between the Group and Union Bank of California, N.A. at a Special Meeting of Shareholders held on March 11, 1996. As a result, the Investment Adviser is now MERUS-UCA Capital Management, a division of Union Bank of California, N.A.

    The Board of Trustees has approved a Multiple Class Plan, which has been filed with the Securities and Exchange Commission. Effective immediately, the Group will be operating under the Multiple Class Plan, which replaces its current exemptive order. The description of the Group's classes of shares contained in the prospectus under the headings "FUND DESCRIPTION" and "HOW TO PURCHASE SHARES" remains unchanged.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE